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                                                                    Exhibit 10.8

              Amendment No. 2 To Employment Agreement

          Amendment No. 2, dated as of July 21, 2003, by and between The Berkshire Bank, a New York banking corporation ("Employer"), and Moses Krausz ("Employee"), to the Agreement, dated as of May 1, 1999, between Employer and Employee (the "Employment Agreement").

                              W I T N E S S E T H:

          WHEREAS, Employer and Employee entered into the Employment Agreement; and

          WHEREAS, Employer and Employee wish to amend the terms of the Employment Agreement with respect to the term thereof.

          NOW, THEREFORE, in consideration of the covenants herein contained, the parties hereto hereby agree as follows:

          1. Paragraph 3 of the Employment Agreement shall be amended to read in its entirety as follows:

          "3. Term of Employment. The employment by Employer of Employee pursuant hereto shall commence as of the date hereof and, subject to the provisions of paragraph 4 hereof, shall terminate on April 30, 2008; provided, however, that Employee's employment hereunder shall be automatically renewed for up to three additional periods of one year each unless Employee or Employer notifies the other, not less than 60 days nor more than 90 days prior to the expiration of Employee's then current employment period, that he or it elects not to extend Employee's employment hereunder beyond the expiration date of the then current employment period."

          2. The increases in Employee's base salary set forth in Section 2.1 of the Employment Agreement shall be applicable for the periods of employment May 1, 2006 to April 30, 2007 and May 1, 2007 to April 30, 2008, respectively, and, if the Employee's employment is extended beyond April 30, 2008 as set forth in the amended Paragraph 3, for each year thereafter.

          3. Except as otherwise amended hereby, the Employment Agreement shall continue in full force and effect unamended from and after the date hereof.

          IN WITNESS WHEREOF, this Amendment No. 2 has been executed and delivered by the parties hereto as of the date first above written.

                                                 THE BERKSHIRE BANK


                                                 By: /s/ Moses Marx
                                                     --------------------------
                                                     Moses Marx
                                                     Chairman of the Board


                                                     /s/ Moses Krausz
                                                     --------------------------
                                                     MOSES KRAUSZ


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